UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549



                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




                        Date of Report: January 8, 1998
                                        ---------------

                        NORTH  AMERICAN  VACCINE,  INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Canada                     1-10451            98-0121241
----------------------------  ---------------------    -------------------------
(State or other jurisdiction  (Commission File No.)    (IRS Employer
of incorporation)                                      Identification No.)



       12103 Indian Creek Court
       Beltsville, Maryland                              20705
----------------------------------------               ----------
(Address of principal executive offices)               (Zip Code)




      Registrant's telephone number, including area code: (301) 419-8400
                                                          --------------





                        Exhibit Index appears on p. 4.

Item 5.     Other Events.

      As of January 8, 1998, North American Vaccine, Inc. (the "Company") and BioChem Pharma Inc. ("BioChem"), successor to IAF BioChem International Inc., agreed to extend until January 17, 2001 BioChem's one (1) remaining demand registration right with respect to common shares, no par value, of the Company, which right was scheduled to expire on January 17, 1998.


Item 7.      Financial Statements and Exhibits.

Exhibit 2.5 Amendment to Share Purchase Agreement dated as of January 8, 1998 between the Company and BioChem.






















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



                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NORTH AMERICAN VACCINE, INC.



                                          By:    /s/ Sharon Mates
                                                ---------------------
                                                Sharon Mates, Ph.D.
                                                  President


Dated:  January 28, 1998

                                 EXHIBIT INDEX


Item No.
--------

2.5 Amendment to Share Purchase Agreement dated as of January 8, 1998 between North American Vaccine, Inc. and BioChem Pharma Inc. (successor to IAF BioChem International Inc.)


























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